Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2022 RESULTS

Houston, Texas

November 2, 2022

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2022.

SEACOR Marine’s consolidated operating revenues for the third quarter of 2022 were $59.8 million, operating loss was $10.9 million, and direct vessel profit (“DVP”)(1) was $15.8 million. This compares to consolidated operating revenues of $43.7 million, operating loss of $14.3 million, and DVP of $10.2 million in the third quarter of 2021, and consolidated operating revenues of $54.0 million, operating loss of $15.5 million, and DVP of $9.9 million in the second quarter of 2022.

Notable third quarter items include:

•	Completion of the sale of our joint ventures in Mexico for gross cash proceeds of $66.0 million.
•	Completion of refinancing transactions extending the maturity of our main senior secured credit facility from the third quarter of 2023 to the first quarter of 2026.
•	Average utilization rates of 79%, the highest since the fourth quarter of 2013, an 11% improvement from the third quarter of 2021, and a 3% improvement from the second quarter of 2022.
•	37% improvement in revenues from the third quarter of 2021 and an 11% improvement from the second quarter of 2022.
•	DVP margin increased 3% from the third quarter of 2021 and 8% from the second quarter of 2022, inclusive of all drydocking expenses during the periods.

For the third quarter of 2022, loss from continuing operations was $24.4 million ($0.91 loss per basic and diluted share). This compares to a loss from continuing operations for the third quarter of 2021 of $5.8 million ($0.23 loss per basic and diluted share). Sequentially, third quarter 2022 results compare to a loss from continuing operations of $19.1 million ($0.72 loss per basic and diluted share) in the second quarter of 2022.

Chief Executive Officer John Gellert commented:

“The Company’s third quarter continued the improvement in revenues, utilization and average dayrates, and the acceleration of DVP margins. In particular, the U.S. Gulf of Mexico had its highest DVP contribution since 2018 and we are seeing improved demand for next year for our liftboats in both offshore wind and oil and gas decommissioning activities.

The positive trends for the third quarter were partially offset by ongoing repair work on one of our premium liftboats in the Middle East, which we have fully expensed and which we expect to complete in the fourth quarter, as well as lower utilization for our PSV fleet, primarily as a result of both higher repair days and an early contract termination by one of our customers in the Middle East.

The capstone of the quarter was a series of transactions which substantially bolstered our liquidity and extended our debt maturities. The sale of our joint ventures in Mexico allowed us to unlock capital at an attractive value. The refinancing transactions completed during the quarter, as well as the exchange transaction with Carlyle for our convertible debt completed in early October, addressed our main 2023 maturities, and once again demonstrate SEACOR Marine’s ability to maintain a disciplined capital structure while preserving equity value for our shareholders.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair. Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Operating Revenues	$59,791	$43,663	$159,399	$122,974
Costs and Expenses:
Operating	44,006	33,448	127,647	92,370
Administrative and general	9,978	9,134	30,112	26,897
Lease expense	1,168	1,109	3,236	3,421
Depreciation and amortization	13,754	14,306	42,333	43,197
	68,906	57,997	203,328	165,885
(Losses) Gains on Asset Dispositions and Impairments, Net	(1,783)	56	381	20,436
Operating Loss	(10,898)	(14,278)	(43,548)	(22,475)
Other Income (Expense):
Interest income	(123)	124	96	1,245
Interest expense	(7,634)	(6,403)	(21,250)	(21,731)
SEACOR Holdings guarantee fees	—	—	—	(7)
Gain on debt extinguishment	—	—	—	61,994
Derivative gains, net	1	2	—	387
Foreign currency gains (losses), net	2,314	245	4,305	(878)
Gain from return of investments in 50% or less owned companies and other, net	659	9,442	618	9,441
	(4,783)	3,410	(16,231)	50,451
(Loss) Income from Continuing Operations Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(15,681)	(10,868)	(59,779)	27,976
Income Tax Expense (Benefit)	8,418	(725)	4,363	12,502
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(24,099)	(10,143)	(64,142)	15,474
Equity in Earnings (Losses) Gains of 50% or Less Owned Companies	(254)	4,314	5,835	10,584
(Loss) Income from Continuing Operations	(24,353)	(5,829)	(58,307)	26,058
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	—	22,925
Net (Loss) Income	(24,353)	(5,829)	(58,307)	48,983
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	(2)	—	1	1
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(24,351)	$(5,829)	$(58,308)	$48,982

Net (Loss) Income Per Common Share from Continuing Operations:
Basic	$(0.91)	$(0.23)	$(2.19)	$1.03
Diluted	(0.91)	(0.23)	(2.19)	1.02
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$—	$0.90
Diluted	—	—	—	0.90
Net (Loss) Earnings Per Share:
Basic	$(0.91)	$(0.23)	$(2.19)	$1.93
Diluted	$(0.91)	$(0.23)	$(2.19)	$1.92
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,727,864	25,515,569	26,591,911	25,419,303
Diluted	26,727,864	25,515,569	26,591,911	25,430,762

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Time Charter Statistics:
Average Rates Per Day	$13,340	$12,149	$11,312	$11,376	$12,120
Fleet Utilization	79%	77%	70%	73%	68%
Fleet Available Days	5,336	5,311	5,400	5,060	5,108
Operating Revenues:
Time charter	$56,500	$49,504	$42,741	$42,289	$41,782
Bareboat charter	332	48	618	2,870	—
Other marine services	2,959	4,465	2,232	2,808	1,881
	59,791	54,017	45,591	47,967	43,663
Costs and Expenses:
Operating:
Personnel	20,152	18,346	18,435	17,098	15,051
Repairs and maintenance	7,377	8,380	6,791	6,782	6,536
Drydocking	5,046	6,474	4,973	567	771
Insurance and loss reserves	2,850	2,545	1,186	1,859	2,189
Fuel, lubes and supplies	5,416	4,350	3,729	3,254	3,684
Other	3,165	4,050	4,382	5,476	5,217
	44,006	44,145	39,496	35,036	33,448
Direct Vessel Profit (1)	15,785	9,872	6,095	12,931	10,215
Other Costs and Expenses:
Lease expense	1,168	1,008	1,060	2,664	1,109
Administrative and general	9,978	10,210	9,924	10,742	9,134
Depreciation and amortization	13,754	14,208	14,371	14,198	14,306
	24,900	25,426	25,355	27,604	24,549
(Losses) Gains on Asset Dispositions and Impairments, Net	(1,783)	25	2,139	—	56
Operating Loss	(10,898)	(15,529)	(17,121)	(14,673)	(14,278)
Other Income (Expense):
Interest income	(123)	190	29	57	124
Interest expense	(7,634)	(6,989)	(6,627)	(6,380)	(6,403)
Derivative gains (losses), net	1	33	(34)	4	2
Foreign currency gains (losses), net	2,314	1,170	821	(357)	245
Gain from return of investments in 50% or less owned companies and other, net	659	(41)	—	—	9,442
	(4,783)	(5,637)	(5,811)	(6,676)	3,410
Loss from Continuing Operations Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(15,681)	(21,166)	(22,932)	(21,349)	(10,868)
Income Tax Expense (Benefit)	8,418	(1,634)	(2,421)	(1,009)	(725)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(24,099)	(19,532)	(20,511)	(20,340)	(10,143)
Equity in Earnings (Losses) Gains of 50% or Less Owned Companies	(254)	415	5,674	4,494	4,314
Loss from Continuing Operations	(24,353)	(19,117)	(14,837)	(15,846)	(5,829)
Net Loss	(24,353)	(19,117)	(14,837)	(15,846)	(5,829)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	(2)	3	—	—	—
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(24,351)	$(19,120)	$(14,837)	$(15,846)	$(5,829)

Net Loss Per Common Share from Continuing Operations:
Basic	$(0.91)	$(0.72)	$(0.56)	$(0.62)	$(0.23)
Diluted	(0.91)	(0.72)	(0.56)	(0.62)	(0.23)
Net Loss Per Share:
Basic	$(0.91)	$(0.72)	$(0.56)	$(0.62)	$(0.23)
Diluted	$(0.91)	$(0.72)	$(0.56)	$(0.62)	$(0.23)
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,728	26,665	26,379	25,520	25,516
Diluted	26,728	26,665	26,379	25,520	25,516
Common Shares and Warrants Outstanding at Period End	28,142	28,145	28,083	27,432	25,864

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$21,551	$17,792	$15,595	$15,496	$18,702
Fleet utilization	58%	43%	38%	33%	27%
Fleet available days	1,363	1,277	1,314	1,043	1,062
Out-of-service days for repairs, maintenance and drydockings	199	284	205	95	246
Out-of-service days for cold-stacked status	259	313	404	399	469
Operating Revenues:
Time charter	$17,075	$9,759	$7,864	$5,290	$5,289
Bareboat charter	—	—	—	386	—
Other marine services	2,161	2,399	2,052	1,119	1,215
	19,236	12,158	9,916	6,795	6,504
Direct Costs and Expenses:
Operating:
Personnel	7,243	5,773	4,923	3,136	2,428
Repairs and maintenance	2,002	1,280	1,101	1,085	1,266
Drydocking	1,549	4,090	2,867	191	239
Insurance and loss reserves	1,382	1,198	229	720	462
Fuel, lubes and supplies	1,143	794	662	501	259
Other	314	281	224	200	147
	13,633	13,416	10,006	5,833	4,801
Direct Vessel Profit (Loss) (1)	$5,603	$(1,258)	$(90)	$962	$1,703
Other Costs and Expenses:
Lease expense	$278	$295	$287	$633	$621
Depreciation and amortization	4,332	4,562	4,638	4,325	3,936

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$11,813	$11,279	$10,006	$9,530	$9,551
Fleet utilization	91%	85%	82%	88%	77%
Fleet available days	1,629	1,567	1,499	1,411	1,417
Out-of-service days for repairs, maintenance and drydockings	37	58	163	79	52
Out-of-service days for cold-stacked status	—	—	—	—	29
Operating Revenues:
Time charter	$17,551	$14,930	$12,280	$11,883	$10,446
Other marine services	60	1,072	(616)	(416)	(429)
	17,611	16,002	11,664	11,467	10,017
Direct Costs and Expenses:
Operating:
Personnel	4,694	3,526	3,536	3,283	3,147
Repairs and maintenance	2,110	2,638	1,579	1,846	1,540
Drydocking	383	134	1,144	144	337
Insurance and loss reserves	359	329	124	245	323
Fuel, lubes and supplies	2,284	1,490	1,473	1,019	1,631
Other	1,580	1,871	1,828	1,740	1,424
	11,410	9,988	9,684	8,277	8,402
Direct Vessel Profit (1)	$6,201	$6,014	$1,980	$3,190	$1,615
Other Costs and Expenses:
Lease expense	$455	$456	$402	$371	$284
Depreciation and amortization	3,461	3,306	3,258	2,948	3,296

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,507	$9,673	$9,882	$9,612	$10,374
Fleet utilization	79%	87%	77%	81%	73%
Fleet available days	1,564	1,651	1,800	1,717	1,780
Out-of-service days for repairs, maintenance and drydockings	252	160	153	38	134
Out-of-service days for cold-stacked status	—	—	90	178	214
Operating Revenues:
Time charter	$11,712	$13,906	$13,660	$13,402	$13,417
Other marine services	319	460	49	50	85
	12,031	14,366	13,709	13,452	13,502
Direct Costs and Expenses:
Operating:
Personnel	5,384	5,691	6,031	5,756	5,849
Repairs and maintenance	1,776	2,545	1,832	1,382	1,610
Drydocking	3,113	2,250	962	232	156
Insurance and loss reserves	762	748	507	611	707
Fuel, lubes and supplies	1,426	1,318	1,010	1,042	777
Other	878	1,213	1,627	2,148	2,823
	13,339	13,765	11,969	11,171	11,922
Direct Vessel (Loss) Profit (1)	$(1,308)	$601	$1,740	$2,281	$1,580
Other Costs and Expenses:
Lease expense	$35	$38	$31	$38	$377
Depreciation and amortization	3,974	4,229	4,345	4,156	4,456

Latin America
Time Charter Statistics:
Average rates per day worked	$14,010	$14,263	$13,450	$15,944	$16,240
Fleet utilization	93%	94%	85%	83%	92%
Fleet available days	780	816	787	889	849
Out-of-service days for repairs, maintenance and drydockings	12	6	59	113	58
Operating Revenues:
Time charter	$10,162	$10,909	$8,937	$11,714	$12,630
Bareboat charter	332	48	618	2,484	—
Other marine services	419	534	747	2,055	1,010
	10,913	11,491	10,302	16,253	13,640
Direct Costs and Expenses:
Operating:
Personnel	2,831	3,356	3,945	4,923	3,627
Repairs and maintenance	1,489	1,917	2,279	2,469	2,120
Drydocking	1	—	—	—	39
Insurance and loss reserves	347	270	326	283	697
Fuel, lubes and supplies	563	748	584	692	1,017
Other	393	685	703	1,388	823
	5,624	6,976	7,837	9,755	8,323
Direct Vessel Profit (1)	$5,289	$4,515	$2,465	$6,498	$5,317
Other Costs and Expenses:
Lease expense	$400	$219	$340	$1,622	$(173)
'Depreciation and amortization	1,987	2,111	2,130	2,769	2,618

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,848	$8,887	$8,908	$8,069	$14,346
Fleet utilization	67%	66%	66%	66%	66%
Fleet available days	552	546	540	552	552
Out-of-service days for repairs, maintenance and drydockings	92	56	2	14	61
Out-of-service days for cold-stacked status	92	131	180	92	92
Operating Revenues:
Time charter	$3,256	$3,191	$3,188	$2,926	$5,224
Other marine services	(183)	(143)	(160)	(129)	(151)
	3,073	3,048	3,028	2,797	5,073
Direct Costs and Expenses:
Operating:
Personnel	$1,022	$1,050	$1,136	$1,389	$1,584
Repairs and maintenance	304	566	293	608	1,044
Drydocking	28	(30)	(7)	1	(217)
Insurance and loss reserves	150	146	(137)	148	193
Fuel, lubes and supplies	399	215	144	321	388
Other	228	435	439	556	408
	2,131	2,382	1,868	3,023	3,400
Other Costs and Expenses:
Lease expense	$450	$450	$449	$353	$354
Depreciation and amortization	494	495	494	495	494

Fast support
Time Charter Statistics:
Average rates per day worked	$9,907	$9,201	$8,621	$8,464	$8,455
Fleet utilization	90%	85%	80%	79%	70%
Fleet available days	2,116	2,126	2,160	2,208	2,208
Out-of-service days for repairs, maintenance and drydockings	103	108	167	137	300
Out-of-service days for cold-stacked status	75	91	90	92	178
Operating Revenues:
Time charter	$18,837	$16,525	$14,900	$14,857	$13,007
Bareboat charter	—	—	—	386	—
Other marine services	(15)	(174)	(254)	(380)	(121)
	18,822	16,351	14,646	14,863	12,886
Direct Costs and Expenses:
Operating:
Personnel	$5,289	$4,880	$5,070	$5,581	$4,588
Repairs and maintenance	2,738	2,458	1,800	2,151	2,313
Drydocking	656	(201)	1,277	494	965
Insurance and loss reserves	410	372	260	390	328
Fuel, lubes and supplies	1,572	1,187	1,544	1,355	1,390
Other	1,284	1,311	1,941	2,156	2,021
	11,949	10,007	11,892	12,127	11,605
Other Costs and Expenses:
Lease expense	$—	$—	$—	$353	$693
Depreciation and amortization	4,972	5,010	4,945	4,929	4,929

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Supply
Time Charter Statistics:
Average rates per day worked	$13,772	$13,422	$12,188	$11,586	$11,631
Fleet utilization	78%	86%	72%	79%	77%
Fleet available days	1,840	1,820	1,800	1,380	1,372
Out-of-service days for repairs, maintenance and drydockings	152	26	233	117	64
Out-of-service days for cold-stacked status	—	—	—	117	174
Operating Revenues:
Time charter	$19,687	$20,983	$15,823	$12,675	$12,317
Bareboat charter	332	48	618	—	—
Other marine services	720	575	44	410	221
	20,739	21,606	16,485	13,085	12,538
Direct Costs and Expenses:
Operating:
Personnel	$8,427	$7,889	$8,193	$6,141	$4,738
Repairs and maintenance	2,839	3,184	3,701	2,191	2,078
Drydocking	1,025	(32)	1,302	—	23
Insurance and loss reserves	734	551	428	280	595
Fuel, lubes and supplies	2,038	1,701	1,434	998	1,221
Other	1,275	1,631	1,348	1,957	988
	16,338	14,924	16,406	11,567	9,643
Other Costs and Expenses:
Lease expense	$332	$154	$291	$—	$—
Depreciation and amortization	3,810	3,785	3,786	3,155	3,149

Specialty
Time Charter Statistics:
Fleet available days	—	—	90	92	92
Out-of-service days for repairs, maintenance and drydockings	—	—	—	—	65
Out-of-service days for cold-stacked status	—	—	90	92	—
Direct Costs and Expenses:
Operating:
Personnel	$—	$—	$1	$6	$35
Repairs and maintenance	—	—	—	(28)	7
Insurance and loss reserves	—	—	2	1	3
Fuel, lubes and supplies	—	—	2	2	6
Other	—	—	11	18	28
	—	—	16	(1)	79

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Liftboats
Time Charter Statistics:
Average rates per day worked	$27,447	$24,712	$22,416	$23,409	$23,137
Fleet utilization	65%	44%	49%	61%	55%
Fleet available days	828	819	810	828	884
Out-of-service days for repairs, maintenance and drydockings	154	318	179	58	65
Out-of-service days for cold-stacked status	92	91	134	184	202
Operating Revenues:
Time charter	$14,720	$8,805	$8,830	$11,831	$11,234
Bareboat charter	—	—	—	2,484	—
Other marine services	1,421	3,283	1,463	1,121	997
	16,141	12,088	10,293	15,436	12,231
Direct Costs and Expenses:
Operating:
Personnel	$5,419	$4,515	$4,035	$4,068	$4,033
Repairs and maintenance	1,560	2,132	1,012	1,859	1,104
Drydocking	3,337	6,737	2,401	72	—
Insurance and loss reserves	1,552	1,548	1,215	1,070	1,170
Fuel, lubes and supplies	1,408	1,230	605	589	668
Other	387	655	644	856	1,672
	13,663	16,817	9,912	8,514	8,647
Other Costs and Expenses:
Lease expense	$—	$—	$—	$1,569	$(200)
Depreciation and amortization	4,429	4,870	4,964	5,171	5,170

Other Activity
Operating Revenues:
Other marine services	$1,016	$924	$1,139	$1,786	$935
	1,016	924	1,139	1,786	935
Direct Costs and Expenses:
Operating:
Personnel	$(5)	$12	$—	$(87)	$73
Repairs and maintenance	(64)	40	(15)	1	(10)
Insurance and loss reserves	4	(72)	(582)	(30)	(100)
Fuel, lubes and supplies	(1)	17	—	(11)	11
Other	(9)	18	(1)	(67)	100
	(75)	15	(598)	(194)	74
Other Costs and Expenses:
Lease expense	$386	$404	$320	$389	$262
Depreciation and amortization	49	48	182	448	564

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$47,514	$22,608	$36,315	$37,619	$42,194
Restricted cash	3,296	3,296	3,596	3,601	4,160
Receivables:
Trade, net of allowance for credit loss accounts	58,572	55,276	49,238	55,544	50,343
Other	6,647	7,437	8,799	6,118	13,750
Note receivable	20,000	—	—	—	—
Tax receivable	79	79	1,238	1,238	101
Inventories	2,059	1,723	1,297	928	476
Prepaid expenses and other	4,700	5,391	3,724	3,730	3,851
Assets held for sale	6,000	—	—	2,235	—
Total current assets	148,867	95,810	104,207	111,013	114,875
Property and Equipment:
Historical cost	992,423	1,000,147	1,006,873	1,006,052	989,910
Accumulated depreciation	(321,898)	(325,091)	(316,444)	(300,300)	(303,178)
	670,525	675,056	690,429	705,752	686,732
Construction in progress	8,422	15,576	15,550	15,531	15,577
Net property and equipment	678,947	690,632	705,979	721,283	702,309
Right-of-use asset - operating leases	4,419	5,686	6,238	6,608	4,670
Right-of-use asset - finance leases	6,972	7,131	7,290	100	108
Investments, at equity, and advances to 50% or less owned companies	1,901	75,923	76,860	71,727	77,426
Other assets	1,887	1,932	2,057	1,771	2,672
Total assets	$842,993	$877,114	$902,631	$912,502	$902,060
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,792	$2,010	$2,073	$1,986	$1,269
Current portion of financing lease liabilities	374	282	190	33	32
Current portion of long-term debt	57,567	33,398	32,708	31,602	28,875
Accounts payable and accrued expenses	36,248	39,262	32,585	28,419	23,578
Due to SEACOR Holdings	264	264	264	274	276
Other current liabilities	22,032	22,171	23,723	22,351	21,109
Total current liabilities	118,277	97,387	91,543	84,665	75,139
Long-term operating lease liabilities	3,759	4,026	4,420	4,885	4,000
Long-term financing lease liabilities	6,916	7,050	7,183	76	84
Long-term debt	282,556	318,699	326,264	332,762	321,641
Conversion option liability on convertible senior notes	—	1	34	—	5
Deferred income taxes	39,823	33,743	37,153	40,682	43,463
Deferred gains and other liabilities	2,692	2,701	2,990	2,891	2,925
Total liabilities	454,023	463,607	469,587	465,961	447,257
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	272	272	269	262	245
Additional paid-in capital	465,449	464,222	463,138	461,931	455,373
Accumulated deficit	(79,769)	(55,418)	(37,744)	(22,907)	(7,059)
Shares held in treasury	(1,852)	(1,852)	(1,792)	(1,120)	(1,120)
Accumulated other comprehensive income, net of tax	4,549	5,960	8,853	8,055	7,044
	388,649	413,184	432,724	446,221	454,483
Noncontrolling interests in subsidiaries	321	323	320	320	320
Total equity	388,970	413,507	433,044	446,541	454,803
Total liabilities and equity	$842,993	$877,114	$902,631	$912,502	$902,060

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Cash Flows from Continuing Operating Activities:
Net (Loss) Income	$(24,353)	$(19,117)	$(14,837)	$(15,846)	$(5,829)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	13,754	14,208	14,371	14,198	14,306
Deferred financing costs amortization	350	364	291	328	255
Stock-based compensation expense	1,227	1,013	395	1,243	1,294
Debt discount amortization	1,817	1,736	1,691	1,614	1,573
Allowance for credit losses	(53)	701	(170)	585	122
Loss (Gain) from equipment sales, retirements or impairments	1,783	(25)	(2,139)	—	(56)
Gain from return of investment	—	—	—	—	(9,442)
Derivative (gains) losses	(1)	(33)	34	(4)	(2)
Interest on finance leases	73	73	25	1	1
Cash settlement payments on derivative transactions, net	(131)	(278)	(373)	(403)	(414)
Currency (gains) losses	(2,314)	(1,170)	(821)	357	(245)
Deferred income taxes	6,079	(3,410)	(3,529)	(2,781)	(2,706)
Equity losses (earnings)	254	(415)	(5,674)	(4,494)	(4,314)
Dividends received from equity investees	1,096	1,162	725	817	4,515
Changes in Operating Assets and Liabilities:
Accounts receivables	(2,384)	(4,476)	3,904	(1,157)	(3,798)
Other assets	966	(1,539)	(164)	1,656	1,561
Accounts payable and accrued liabilities	(4,900)	4,925	6,707	7,915	(1,416)
Net cash (used in) provided by operating activities	(6,737)	(6,281)	436	4,029	(4,595)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(240)	(17)	(20)	(443)	(2,910)
Proceeds from disposition of property and equipment	—	1,371	5,310	—	—
Net investing activities in property and equipment	(240)	1,354	5,290	(443)	(2,910)
Investments in and advances to 50% or less owned companies	—	—	—	(2,272)	—
Excess distributions from equity investees	—	—	—	—	9,442
Principal payments on notes due from equity investees	177	175	176	(630)	179
Cash received from acquisition of 50% or less owned company	—	—	—	172	—
Proceeds from sale of investment in equity investees	66,000	—	—	—	—
Issuance of notes due from others	(28,831)	—	—	—	—
Principal payments on notes due from others	8,831	—	—	—	—
Net cash provided by (used in) investing activities	45,937	1,529	5,466	(3,173)	6,711
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(14,182)	(9,152)	(7,348)	(5,981)	(7,054)
Payments on finance leases	(114)	(114)	(9)	(9)	(9)
Proceeds from exercise of stock options	—	11	140	—
Issuance of stock	—	3	7	—	—
Exercise of warrants	—	—	—	1	—
Net cash used in financing activities	(14,296)	(9,252)	(7,210)	(5,989)	(7,063)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	2	(3)	(1)	(1)	—
Net Change in Cash, Cash Equivalents and Restricted Cash	24,906	(14,007)	(1,309)	(5,134)	(4,947)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	25,904	39,911	41,220	46,354	51,301
Cash, Restricted Cash and Cash Equivalents, End of Period	$50,810	$25,904	$39,911	$41,220	$46,354

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured (1)	Leased-in	Managed	Total
September 30, 2022
AHTS	3	—	2	—	5
FSV	22	—	1	2	25
Supply	21	—	—	—	21
Liftboats	9	—	—	—	9
	55	—	3	2	60
December 31, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
Supply	20	15	—	—	35
Specialty (2)	1	—	—	—	1
Liftboats (3)	9	—	—	—	9
	57	20	3	1	81

(1)

On September 29, 2022, the Company sold its equity interests in MexMar and OVH and acquired 100% of the equity interest in SEACOR Marlin LLC, resulting in the Company no longer operating joint-ventured vessels.

(2)

One owned vessel classified as a CTV Operations as of December 31, 2020 was reclassified as a specialty vessel as of January 12, 2021 and removed from service in the second quarter of 2022. Removed from service vessels are not counted in active fleet count.

(3)	In the second quarter of 2021, the Company removed from service four liftboats. Removed from service vessels are not counted in active fleet count.